EXHIBIT 10.16

                                 ZIM CORPORATION
                             UNIT PURCHASE AGREEMENT

TO:               ZIM Corporation (the "Corporation")
                  150 Isabella Street, Suite 150
                  Ottawa, Ontario K1S 1V7  CANADA
                  Fax: 613-727-7688

1. Subscription. The undersigned (the "Purchaser") hereby irrevocably subscribes for and offers to purchase from the Corporation that number of units of the Corporation (the "Units") equal to the Aggregate Purchase Price set forth on the signature page hereto (the "Aggregate Purchase Price") divided by the Purchase Price (as defined below) at a purchase price of US$_____ per Unit (the "Purchase Price"). Each Unit shall comprise of (a) one (1) common share in the capital of the Corporation (each, a "Common Share") and (b) one (1) non-transferable warrant (each, a "Warrant") to purchase one (1) Common Share at any time on or before fifteen months after the Closing Date (as defined below) at a price of US$_____ per share (the "Exercise Price"). The Warrants shall be evidenced by a certificate in the form attached hereto as Schedule "A" hereto. The Common Shares issuable upon the due exercise of any Warrants pursuant to their terms are referred to herein as the "Underlying Shares" and the Units, the Common Shares and Warrants comprising the Units and the Underlying Shares are collectively referred to herein as the "Securities".

2. Offering. The Purchaser understands that the Units form part of a larger offering and sale of Units having an aggregate value of between US$750,000 and US$1,250,000.

3. Representations and Warranties of the Corporation. If the Corporation accepts the Purchaser's subscription for Units hereunder, the Corporation hereby represents and warrants to the Purchaser that:

     3.1 Organization. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of Canada and has full corporate power and authority to own, lease and operate its property and assets, and to conduct its business as now conducted. The Corporation has registered its Common Shares pursuant to Section 12 of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Shares are quoted on the OTC-BB.

     3.2 Capitalization. The authorized, issued and outstanding capital stock of the Corporation is as set forth in the SEC Documents (as defined below). There are no preemptive rights of any stockholder of the Corporation, as such, to acquire Common Shares.

     3.3 Authorization; Enforceability. The Corporation has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Corporation, its directors and shareholders necessary for the (i) authorization, execution, delivery and performance of this Agreement by the Corporation, (ii) authorization, sale, issuance and delivery of the Units contemplated hereby and
(iii) performance of the Corporation's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Common Shares comprising the Units, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable. The Corporation shall, at all times when any Warrants remain outstanding, have authorized and reserved for issuance a sufficient number of Common Shares to provide for the due exercise of the Warrants pursuant to their terms. Upon any due exercise of the Warrants in accordance with their respective terms, the Underlying Shares will be validly issued, fully paid and non-assessable.

     3.4 No Conflict; Governmental Consents.

     (a) The execution and delivery by the Corporation of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Corporation is bound, or of any provision of the articles of amalgamation, as amended, of the Corporation, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Corporation is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Corporation.

     (b) No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Corporation in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of any of the Securities except such filings as may be required to be made with any applicable securities regulatory authority, all of which filings have been or will be timely made.

     3.5 Litigation. The Corporation knows of no pending or threatened legal or governmental proceedings against the Corporation which could materially affect the business, property, financial condition or operations of the Corporation or which questions the validity of this Agreement or the right of the Corporation to enter into this Agreement, or to consummate the transactions contemplated hereby. The Corporation is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could affect the business, property, financial condition or operations of the Corporation. There is no action, suit, proceeding or investigation by the Corporation currently pending in any court or before any arbitrator or that the Corporation intends to initiate.

     3.6 SEC Documents. The Common Shares are registered pursuant to Section 12(g) of the Exchange Act and the Corporation has filed all reports, schedules, forms, statements and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the "SEC") during the twelve months preceding the Closing Date pursuant to the reporting requirements of the Exchange Act, in each case, as amended, supplemented and/or restated (all of which, including any filings incorporated by reference thereto, collectively the "SEC Documents"). The Corporation has made available true and complete copies of the SEC Documents (except for exhibits and incorporated documents) to the Purchaser. As of the time each was filed (or if amended or superseded by a filing before the date hereof, then on the date of such filing), the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Corporation included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Corporation as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     3.7 Absence of Certain Changes. Since March 31, 2006, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, or results of operations of the Corporation.

     3.8 Full Disclosure. There is no fact known to the Corporation (other than general economic conditions known to the public generally) or as disclosed in the SEC Documents, that has not been disclosed in writing to the Purchaser that
(i) would reasonably be expected to have a material adverse effect on the business or financial condition of the Corporation or (ii) would reasonably be expected to materially and adversely affect the ability of the Corporation to perform its obligations pursuant to this Agreement.

4. Standstill. The Purchaser covenants and agrees that it will not purchase, sell, short, or engage in any securities transactions relating to Common Shares whatsoever (or advise any others to do so) from the date hereof until the Closing Time (as defined below).

5. Acceptance of Subscription. The Purchaser understands and agrees that the Corporation reserves the right, in its absolute discretion, to reject the Purchaser's subscription for the Units at any time prior to the Closing Time (as hereinafter defined) notwithstanding prior receipt by the Purchaser of notice of acceptance of the Purchaser's subscription.

6. Payment of Aggregate Purchase Price. The Purchaser shall pay the Aggregate Purchase Price to the Corporation on or before the Closing Date.

7. Representations and Warranties of Purchaser. By executing this Agreement, the Purchaser acknowledges and agrees that the sale and delivery of the Units to it is conditional upon the sale being exempt from the registration or prospectus filing requirements of any applicable laws or upon the issuance of such rulings, orders, consents or approvals as may be required to permit the sale without the requirement of registering or filing a prospectus. The Purchaser further represents warrants and covenants to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

     7.1 the Securities will be subject to resale restrictions under applicable laws, the Purchaser agrees to comply with all applicable laws concerning any resale of any of the Securities and covenants that it will not resell any Securities except in accordance with the provisions of applicable laws;

     7.2 the Purchaser has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible and the Corporation is not in any way responsible for compliance with applicable resale restrictions respecting the resale of the Securities. All subsequent offers and sales of any Securities by the Purchaser shall be made in accordance with all applicable laws including the U.S. Securities Act of 1933, as amended (the "Securities Act");

     7.3 the Purchaser has been independently advised as to or is aware of the restrictions with respect to trading in the Securities by all applicable laws and confirms that no representation has been made respecting the restrictions relating to trading in any Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Securities may not be sold except in accordance with applicable laws;

     7.4 the SEC Documents have been made available for review to the Purchaser, the Purchaser has been furnished with all other materials relating to the business, finances and operations of the Corporation and materials relating to the offer and sale of the Units which have been requested by the Purchaser and the Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Corporation and have received complete and satisfactory answers to any such inquiries;

     7.5 the Purchaser is resident in the jurisdiction set forth above the heading "Purchaser's Address" opposite its signature on the last pages to this Agreement;

     7.6 the Purchaser has relied solely upon the SEC Documents and not upon any verbal or written representations as to fact or otherwise made by or on behalf of the Corporation, other than the representations and warranties of the Corporation contained herein;

     7.7 the Purchaser is purchasing the Units (A) for investment purposes and not with a view to the resale or distribution of all or any portion thereof and
(B) as principal for its own account and not for the benefit of any other person (within the meaning of applicable laws); and

     (a) if the Purchaser is resident in Canada, (I) it is an "accredited investor" as such term is defined in National Instrument 45-106 - Prospectus and Registration Exemptions of the Canadian Securities Administrators ("NI 45-106"),
(II) has properly completed and duly executed the Canadian Accredited Investor Certificate attached as Schedule "B" hereto, the contents of which are incorporated by reference into this Agreement as express representations and warranties of the Purchaser, (III) the Purchaser acknowledges and agrees that all certificates representing the Securities shall bear a restrictive legend in substantially the following form:

     UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OFT HIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [THE CLOSING DATE], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

and, (IV) if the Purchaser is resident in the Province of Ontario, the Purchaser understands and acknowledges that:

     (i) applicable securities laws require the delivery by the Corporation of certain personal information relating to the Purchaser pursuant to the provisions of Form 45-106F1 under NI 45-106;

     (ii) such information is required to be reported to the applicable securities regulatory body under the authority granted to such body under applicable securities laws;

     (iii) such information is required to be reported for the purposes of the administration and enforcement of applicable securities laws;

     (iv) the Administrative Assistant to the Director of Corporate Finance (phone: (416) 593-8086, address: Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street, Toronto, Ontario M5H 3S8) is the public official in the Province of Ontario who can answer questions about the Ontario Securities Commission's indirect collection of such information; and

     (v) the Purchaser authorizes the indirect collection of such information by the Ontario Securities Commission; or

     (b) if the Purchaser is resident in the United States, it (i) is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3), (ii) has properly completed and duly executed the US Investor Questionnaire attached as Schedule "C" hereto, the contents of which are incorporated by reference into this Agreement as express representations and warranties of the Purchaser, (iii) is experienced in making investments of the kind described in this Agreement and
(iv) is able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Corporation or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement;

     7.8 if required by applicable laws, policy or order or by the Corporation, the Purchaser will execute, deliver and file, or assist the Corporation in filing, or provide to the Corporation such reports, undertakings and other documents with respect to the issue of the Securities as may be required by any securities commission or other regulatory authority;

     7.9 if (a) an individual, the Purchaser has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant hereto or (b) an entity, the Purchaser has been duly organized and validly exists under the laws of its jurisdiction of organization, all necessary approvals by its directors and shareholders have been obtained for the execution and delivery of this Agreement and the individual signing this Agreement is duly authorized to do so;

     7.10 this Subscription Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, upon acceptance by the Corporation, this Agreement will constitute a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms and will not violate or conflict with the terms of any restriction, agreement or undertaking respecting purchasers of securities by the Purchaser;

     7.11 the Purchaser is responsible for obtaining such legal advice as it considers necessary in connection with the execution, delivery and performance by it of this Agreement and the transactions contemplated hereunder and, if it is not resident in Canada, it represents and warrants that such execution, delivery and performance shall not contravene any applicable laws of the jurisdiction in which it is resident; and

     7.12 the Purchaser has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it, or, where it is not purchasing as principal, each beneficial purchaser, is able to bear the economic risk of loss of its investment. The foregoing representations, warranties and covenants are made by the Purchaser with the intent that they be relied upon in determining its suitability as a purchaser of the Units and the Purchaser hereby agrees to indemnify the Corporation, its officers, employees, directors and agents, against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur caused or arising from reliance thereon. The Purchaser further agrees that by accepting the Units on the Closing Date, it shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Date with the same force and effect as if they had been made by the Purchaser at the Closing Time. Furthermore, the Purchaser undertakes to notify the Corporation immediately at the addresses first set forth above of any change in any representation, warranty or other information relating to the Purchaser set forth herein which takes place prior to the Closing Time.

8.  Closing.

     8.1 The sale of the Units will be completed at the offices of LaBarge Weinstein Professional Corporation, counsel to the Corporation, 515 Legget Drive, Suite 800, Ottawa, Ontario, K2K 3G4, Canada, at 10:00 a.m. (Ottawa time) (the "Closing Time") on June 30, 2006 (the "Closing Date") or such other date and time as the Corporation and the Purchaser may agree. If this Agreement is accepted by the Corporation, the Corporation will deliver to the Purchaser definitive certificates representing each of the Common Shares and the Warrants comprising the Units purchased hereby and such other documentation as may be required, within five business days following the Closing Date. If this Agreement is not accepted by the Corporation within three days following the Closing Date, any cheques, bank drafts or wire transfers delivered by the Purchaser to the Corporation representing the Aggregate Purchase Price will be promptly returned to the Purchaser without interest.

     8.2 The Purchaser shall deliver to the Corporation at 150 Isabella Street, Suite 150 Ottawa, Ontario, K1S 1V7, Canada, Attention: Chief Financial Officer, not later than 5:00 p.m. (Ottawa time) on June 29, 2006 each of: (a) this Agreement duly completed and executed by the Purchaser; (b) either Schedule "B" or Schedule "C" hereto, as may be applicable, duly completed and executed by the Purchaser; (c) any other documents reasonably required by the Corporation; and
(d) a certified cheque, cashier's check, bank draft or wire transfer payable to the Corporation in the amount of the Aggregate Purchase Price payable on or before the Closing Date in same day freely transferable funds, or other payment of the same amount in such other manner as is acceptable to the Corporation.

9.  Certain Covenants and Acknowledgments.

     9.1 Transfer Restrictions. The Purchaser acknowledges that: (a) the issuance and sale of the Securities have not been registered under the provisions of the Securities Act and that the Securities may not be transferred, in whole or in part, unless (i) such Securities are subsequently registered under the Securities Act or (ii) the Purchaser shall have delivered to the Corporation an opinion of counsel, reasonably satisfactory in form, scope and substance to the Corporation, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and (b) any sale of the Securities made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the Securities Act, may require compliance with the registration requirements of or some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

     9.2 Restrictive Legend. The Purchaser acknowledges and agrees that until such time as the Securities have been registered under the Securities Act and are sold in accordance with an effective registration statement (a "Registration Statement"), all certificates representing such Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

     THESE SHARES (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

10.  Registration Matters.

     10.1 For purposes of this Section 10:

          (a) "register," "registered," and "registration" shall refer to a registration under the Securities Act, effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto; and

          (b) "Registrable Securities" means the Common Shares comprising the Units and the Underlying Shares, and any securities of the Corporation or securities of any successor corporation issued as or issuable upon the conversion or exercise of any warrant, right or other security that is issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, such Securities.


     10.2 If upon the written request of the Corporation, the Purchaser wishes to include any of its Registrable Securities in any registration of securities by the Corporation and so advises the Corporation, the Purchaser shall (i) furnish to the Corporation in connection with such registration such information regarding itself, its Registrable Securities and other securities of the Corporation, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Registrable Securities and (ii) shall participate in such registration in accordance with the terms and conditions otherwise determined by the Corporation acting reasonably.

     10.3 For clarity, the Purchaser expressly acknowledges to and agrees with the Corporation that nothing in this Agreement, including in this Section 10, shall in any way obligate the Corporation to register any of the Securities including, without limitation, any of the Purchaser's Registrable Securities.

11. Facsimile Copies. The Corporation shall be entitled to rely on delivery of a facsimile copy of this executed Agreement, and acceptance by the Corporation of such facsimile shall be legally effective to create a valid and binding agreement between the Purchaser and the Corporation in accordance with the terms hereof.

12. Costs and Fees. The Purchaser hereby acknowledges and agrees that it shall bear all costs and expenses incurred by it (including any fees and disbursements of any special counsel retained by it) relating to the sale of the Units to the Purchaser.

13. Currency. All dollar amounts set out herein are stated in United States currency, unless otherwise indicated.

14. General Matters. The contract arising out of this Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The Purchaser hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matters arising out of this Agreement. Time shall be of the essence hereof. This Agreement, together with the agreements referred to herein, contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations covenants or other agreements relating to the subject matter hereof except as herein or therein set out.

15. Survival. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

16. Assignment. The obligations under this Agreement are not transferable or assignable by the parties hereto. The benefits under this Agreement are transferable and assignable by the parties hereto, subject to applicable law.

17. Purchase. The Purchaser hereby offers to purchase the Units, and irrevocably instructs you with respect to registration and delivery of the Units as set forth below.

18. The Corporation hereby confirms and agrees to the above Agreement as of June 30, 2006.


                                         ZIM CORPORATION


                                         Per: /s/ Jennifer North
                                             ----------------------------------


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

-----------------------------------------------------         ------------------------------------------------------
Full Name of Purchaser                                        Purchaser's Address


-----------------------------------------------------         ------------------------------------------------------
       Aggregate Purchase Price


-----------------------------------------------------         ------------------------------------------------------
Contact Name                                                  Telephone Number

Registration Details (if applicable - attach a separate page if necessary)

------------------------------------------------------        ------------------------------------------------------
Full Name - Please print                                      Address

Registration Instructions:                                    Delivery Instructions:


------------------------------------------------------        ------------------------------------------------------
Full Name                                                     Instructions


------------------------------------------------------        ------------------------------------------------------
Account Reference, if applicable                              Account Reference, if applicable


------------------------------------------------------        ------------------------------------------------------
Address                                                       Contact Name


------------------------------------------------------        ------------------------------------------------------
                                                              Telephone Number


         DATED at _____________________ this ____ day of June, 2006.


                                                ----------------------------------------------------------------------
                                                Full Name of Purchaser (please print)


                                                ----------------------------------------------------------------------
                                                Authorized Signature


                                                ----------------------------------------------------------------------
                                                Official Capacity if Purchaser is not an individual (please print)


                                                ----------------------------------------------------------------------
                                                Please print name of individual whose signature appears above if different than the name of the Purchaser printed above.


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

                                  SCHEDULE "B"
                    Canadian Accredited Investor Certificate

TO:      ZIM Corporation (the "Corporation")

     In connection with the proposed purchase of securities of the Corporation, the undersigned (the "Purchaser") hereby represents and warrants to the Corporation as follows:

1. This Accredited Investor Certificate is Schedule "B" to the Purchase Agreement between the Purchaser and the Corporation dated as of the date hereof.

2.      The Purchaser is:       an individual:      / /   OR a corporation:              / /       OR a partnership:  / /
        (please check one)      OR
                                OR a trust:         / /   OR none of the foregoing       / /

3.   If the Purchaser is an individual, (please complete all that apply):

(a) is a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador) (yes/no) __________; OR

(b) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in sub-section 3(a) (yes/no) ________; OR

(c) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN $_____________ (must be in excess of CDN $1,000,000); OR

(d) an individual whose net income before taxes exceeded CDN $_____________ (must be in excess of CDN $200,000) in each of the 2 most recent calendar years or whose income before taxes combined with that of a spouse exceeded CDN $_____________ (must be in excess of CDN $300,000) in each of the 2 most recent calendar years and who, in ether case, reasonably expects to exceed that net income level in the current calendar year; OR

(e) an individual who, either alone or with a spouse, has net asset of at least CDN $_____________ (must be in excess of CDN $5,000,000); OR

(f) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund (yes/no) __________; OR

(g) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia (yes/no) __________; OR

(h)  does not meet any of the foregoing provisions of this Section 3 (yes/no)
     __________

4.   If the Purchaser is not an individual, (please complete all that apply):

(a)  a Canadian financial institution, or a Schedule III bank (yes/no) ________;
     OR

(b) the Purchaser is the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada) (check here) __________; OR

(c) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada) (yes/no) __________; OR

(d) is a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador) (yes/no) __________; OR

(e) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada (yes/no) __________; OR

(f) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de l'ile de Montreal or an intermunicipal management board in Quebec (yes/no) __________; OR

(g) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government (yes/no) __________; OR

(h) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada (yes/no) __________; OR

(i) has net assets of CDN $_____________ (must be in excess of CDN $5,000,000) as shown on its most recently prepared financial statements; OR

(j) an investment fund that distributes or has distributed its securities only to (1) a person that is or was an accredited investor at the time of the distribution, (2) a person that acquires or acquired securities in the circumstances referred to in Sections 2.10 and 2.19 of National Instrument 45-106, or (3) a person described in paragraph (i) or (ii) that acquires or acquired securities under Section 2.18 of National Instrument 45-106 (yes/no) __________; OR

(k) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt (yes/no) __________; OR

(l) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be (yes/no) __________; OR

(m) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund (yes/no) __________; OR

(n) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded (yes/no) __________; OR

(o) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function (yes/no) ________; OR

(p) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors (yes/no) __________; OR

(q) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser (yes/no) __________; OR

(r) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia (yes/no) __________; OR

(s)  does not meet any of the foregoing provisions of this Section 4 (yes/no)
     __________.

DATED at _________________________, this _____ day of June, 2006.


                            Signed:  _________________________
                            Name:             _________________________
                            For:              _________________________
                            Title:            _________________________

                                  SCHEDULE "C"
                            US Investor Questionnaire

TO:      ZIM Corporation (the "Corporation")

     In connection with the proposed purchase of securities of the Corporation pursuant to a purchase agreement dated as of the date hereof (the "Agreement") by and between the undersigned (the "Purchaser") and the Corporation, the Purchaser hereby represents and warrants to the Corporation as follows:

1. Any capitalized terms used but not defined in this US Investor Questionnaire shall bear the meanings ascribed thereto in the Agreement;

2. The Purchaser comes within at least one category marked below, and that for any category marked, the Purchaser has truthfully set forth, where applicable, the factual basis or reason the Purchaser comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The Purchaser agrees to furnish any additional information which the Corporation deems necessary in order to verify the answers set forth below.

Category A__   The Purchaser is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds US$1,000,000.

               Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B__   The Purchaser is an individual (not a partnership, corporation, etc.) who had an income in excess of US$200,000 in each of the two most recent years, or joint income with his or her spouse in excess of US$300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C__   The Purchaser is a director or executive officer of the
               Corporation.

Category D__   The Purchaser is a bank, as defined in Section 3(a)(2) of the
               Securities Act; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities
               Act, whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities
               Exchange Act of 1934; any insurance company as defined in Section
               2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act;
               any Small Business Investment Company ("SBIC") licensed by the
               U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

               _____________________________________________________________
               _____________________________________________________________


Category E__   The Purchaser is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

               _____________________________________________________________
               _____________________________________________________________

Category F__   The Purchaser is either a corporation, partnership, Massachusetts or similar business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of US$5,000,000. (describe entity)

               _____________________________________________________________
               _____________________________________________________________


Category_G__   The Purchaser is a trust with total assets in excess of
               US$5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a "sophisticated investor" as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category_H__   The Purchaser is an entity (other than a trust) in which all of the equity owners are "accredited investors" within one or more of the above categories. The Purchaser has received a certification from each of such equity owners as to factual information about its situation that gives the Purchaser a reasonable belief that such equity owner is an accredited investor within one or more of the above categories.

               The Purchaser agrees that the Purchaser will notify the Corporation at any time on or prior to the Closing Date in the event that the representations and warranties in the Agreement shall cease to be true, accurate and complete.

3. SUITABILITY (please answer each question)

(a) For an individual Purchaser, please describe your current employment, including the company by which you are employed and its principal business:

     __________________________________________________________________________
     __________________________________________________________________________
     __________________________________________________________________________

(b) For an individual Purchaser, please describe any college or graduate degrees you hold:

     __________________________________________________________________________
     __________________________________________________________________________
     __________________________________________________________________________

(c)  For all Purchasers, please list types of prior investments:

     __________________________________________________________________________
     __________________________________________________________________________
     __________________________________________________________________________


(d) For all Purchasers, please state whether you have you participated in other private placements before:

     YES                                                NO
                 -----------                                      -----------

(e) If your answer to question (d) above was "YES", please indicate frequency of such prior participation in private placements of:

                    Public             Private             Public or Private
                  Companies           Companies         Biotechnology Companies
Frequently       ___________      ________________     _________________________
Occasionally     ___________      ________________     _________________________
Never            ___________      ________________     _________________________


(f) For individual Purchasers, do you expect your current level of income to significantly decrease in the foreseeable future:

     YES                                                NO
                 -----------                                      -----------

(g) For trust, corporate, partnership and other institutional Purchasers, do you expect your total assets to significantly decrease in the foreseeable future:

     YES                                                NO
                 -----------                                      -----------


(h) For all Purchasers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

     YES                                                NO
                 -----------                                      -----------


(i) For all Purchasers, are you familiar with the risk aspects and the non-liquidity of investments such as the Units which you seek to purchase?

     YES                                                NO
                 -----------                                      -----------


(j) For all Purchasers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

     YES                                                NO
                 -----------                                      -----------

4.   MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

        (a)   Individual Ownership
        (b)   Community Property
        (c)   Joint Tenant with Right of Survivorship (both parties must sign)
        (d)   Partnership*
        (e)   Tenants in Common
        (f)   Company*
        (g)   Trust*
        (h)   Other

5.   NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

     YES                                                NO
                 -----------                                      -----------

If Yes, please describe:

_________________________________________________________
_________________________________________________________
_________________________________________________________

*If the Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

_________________________________
Name of NASD Member Firm

By: ______________________________
         Authorized Officer

Date: ____________________________

6. The Purchaser is informed of the significance to the Corporation of the foregoing representations and answers contained in this US Investor Questionnaire and such answers have been provided under the assumption that the Corporation will rely on them.

DATED at _________________________, this _____ day of June, 2006.


                             Signed:  _________________________
                             Name:             _________________________
                             For:              _________________________
                             Title:            _________________________